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                                                                    Exhibit 10.5

                                  AIRVANA, INC.

              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

     This Agreement, dated as of February 8, 2002, is entered into by and among Airvana, Inc., a Delaware corporation (the "Company"), the persons and entities listed on Schedule A hereto (individually, a "Preferred Investor", and collectively, the "Preferred Investors"), the persons and entities listed on Schedule B hereto (individually, an "Other Investor", and collectively, the "Other Investors"), Sanjeev Verma and Vedat Eyuboglu (individually, a "Founder", and collectively, the "Founders") and Silicon Valley Bank, CommVest LLC and GATX Ventures, Inc. (collectively, the "Warrant Holders").

                                   BACKGROUND

     WHEREAS, the Company, certain of the Preferred Investors, certain of the Other Investors, the Founders and the Warrant Holders have previously entered into an Amended and Restated Investor Rights Agreement, dated February 6, 2001 (as amended, the "Prior Investor Agreement");

     WHEREAS, the Company, certain of the Preferred Investors and certain of the Other Investors have entered into a Series C Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement");

     WHEREAS, in order to induce such Preferred Investors and Other Investors to enter into the Purchase Agreement, the Company has agreed to provide the Preferred Investors and the Other Investors with the stockholder rights set forth in this agreement, subject to the terms, provisions and conditions set forth herein; and

     WHEREAS, the Company, the Preferred Investors, the Other Investors, the Founders and the Warrant Holders wish to provide stockholder rights to the Preferred Investors, the Other Investors and the Warrant Holders pursuant to a single agreement, and thereby intend this Agreement to supersede the Prior Investor Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement, and the consummation of the sale and purchase of the Series C Convertible Preferred Stock pursuant to the Series C Purchase Agreement, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I. DEFINITIONS

     As used in this Agreement, the following terms shall have the following respective meanings:

     "Commission" means the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

     "Common Stock" means the common stock, $0.001 par value per share, of the Company.

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     "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Initial Public Offering" means the sale of shares of Common Stock in a firm commitment underwritten public offering pursuant to a Registration Statement at a price to the public of at least $7.00 per share (adjusted for stock splits, stock dividends and similar events affecting the Common Stock) resulting in proceeds (net of the underwriting discounts or commissions and offering expenses) to the Company of at least $20,000,000.

     "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of Common Stock by the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     "Registration Expenses" means the expenses described in Section 4 of
Article III below.

     "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, (ii) solely for the purposes of Sections 2 through 10 of Article III hereof, shares of Common Stock held by the Founders,
(iii) solely for the purposes of Sections 2 through 10 of Article III hereof, shares of Common Stock issued or issuable upon conversion of any Warrant Shares held by the Warrant Holders, (iv) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Preferred Investors pursuant to Article IV of this Agreement or pursuant to the Second Amended and Restated Right of First Refusal and Co-Sale Agreement of even date herewith among the Company, the Preferred Investors and certain other parties thereto, and (v) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (a) upon any sale of such shares pursuant to a Registration Statement or Rule 144 under the Securities Act, (b) upon any sale of such shares in any manner to a person or entity which, by virtue of Section 2 of Article V of this Agreement, is not entitled to the rights provided by this Agreement, or (c) for purposes of Section 2 of Article III hereof, following the third anniversary of the Initial Public Offering. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.

     "Securities Act" means the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     "Shares" means (i) the Series A Convertible Preferred Stock of the Company, par value $.01 per share, (ii) the Series B1 Convertible Preferred Stock of the Company, par value $.01 per share, (iii) the Series B2 Convertible Preferred Stock of the Company, par value $.01 per share and (iv) the Series C Convertible Preferred Stock of the Company, par value $.01 per share.


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     "Stockholders" means (i) the Preferred Investors, (ii) the Founders, (iii)
any persons or entities to whom the rights granted to Preferred Investors under this Agreement are transferred by a Preferred Investor, its successors or permitted assigns pursuant to Section 2 of Article V below and (iv) for the purposes of Article III only, the Other Investors and the Warrant Holders.

     "Warrant Shares" means Shares issued or issuable upon exercise of warrants issued to the Warrant Holders in October 2001.

ARTICLE II. ELECTION OF DIRECTORS

     1. Voting of Shares. In any and all elections of directors of the Company (whether at a meeting or by written consent in lieu of a meeting), each Stockholder shall vote or cause to be voted all Voting Shares (as defined in Section 2 of Article II below) owned by him, her or it, or over which he, she or it has voting control, and otherwise use his, her or its respective best efforts, so as to fix the number of directors at six and to elect as directors:

          (a) Sanjeev Verma, as long as he is employed by the Company;

          (b) Vedat Eyuboglu, as long as he is employed by the Company;

          (c) Randall Battat, as long as he is employed by the Company;

          (d) two individuals designated by Matrix Partners VI, L.P., who shall initially be Paul Ferri and David Schantz;

          (e) Desh Deshpande as long as he is a stockholder, or his affiliates are stockholders, of the Company; and

          (f) one individual who is independent and is approved by (a) the Chief Executive Officer, (b) the holders a majority of the then outstanding Shares and
(c) at least one Founder, if at least one Founder is then serving on the Board of Directors, who shall initially be Steven Haley.

If and when the Board of Directors deems it appropriate to elect an eighth director, the Stockholders shall agree to vote all of their Voting Shares to elect such eighth director as long as he or she is an independent director and is approved by (a) the Chief Executive Officer, (b) the holders a majority of the then outstanding Shares and (c) at least one Founder, if at least one Founder is then serving on the Board of Directors.

     2. Voting Shares. "Voting Shares" shall mean and include any and all shares of the Common Stock, Shares, and/or shares of capital stock of the Company, by whatever name called, which carry voting rights (including voting rights which arise by reason of default).

     3. Restrictive Legend. All certificates representing Voting Shares owned or hereafter acquired by the Stockholders or any transferee bound by this Agreement shall have affixed thereto a legend substantially in the following form:


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          "The shares of stock represented by this certificate are subject to certain voting agreements as set forth in a Second Amended and Restated Investor Rights Agreement by and among the registered owner of this certificate, the Company and certain other stockholders of the Company, a copy of which is available for inspection at the offices of the Secretary of the Company."

     4. Transfers of Voting Rights. Any transferee to whom Voting Shares are transferred by a Stockholder, whether voluntarily or by operation of law, shall be bound by the voting obligations imposed upon the transferor under this Agreement, to the same extent as if such transferee were a Stockholder hereunder.

ARTICLE III. REGISTRATION RIGHTS

     1. Required Registrations.

          (a) At any time after the earlier of December 31, 2004 or 180 days after the closing of the Company's first underwritten public offering of shares of Common Stock pursuant to a Registration Statement, Stockholders holding in the aggregate at least 35% of the Registrable Shares held by the Stockholders may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Stockholders having an aggregate offering price of at least $5,000,000 (based on the market price or fair value at the time of such request). If the Stockholders initiating the registration intend to distribute the Registrable Shares by means of an underwriting, they shall so advise the Company in their request. Thereupon, the Company shall, as expeditiously as possible, use its reasonable best efforts to effect the registration on Form S-1 or Form S-2 (or any successor form) of all Registrable Shares which the Company has been requested to so register.

          (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Stockholder or Stockholders may request the Company, in writing, to effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate offering price of at least $1,000,000 (based on the public market price at the time of such request). Thereupon, the Company shall, as expeditiously as possible, use its reasonable best efforts to effect the registration on Form S-3 (or such successor form) of all Registrable Shares which the Company has been requested to so register.

          (c) The Company shall not be required to effect more than three registrations pursuant to paragraph (a) above; provided, however, that such obligation shall be deemed satisfied only when a registration statement covering the applicable Registrable Shares shall have (i) become effective or (ii) been withdrawn at the request of the Stockholders requesting such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Stockholders after the date on which such registration was requested). There shall be no limit to the number of registrations which may be requested and obtained pursuant to paragraph (b) above.


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          (d) If at the time of any request to register Registrable Shares pursuant to this Section 1, the Company is engaged or has plans to engage within 90 days of the time of the request in a registered public offering of securities for its own account or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration to the material detriment of the Company, then the Company may at its option direct that such request be delayed for a period not in excess of three months from the effective date of such offering or the date of commencement of such other material activity, as the case may be, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

     2. Incidental Registration.

          (a) Whenever the Company proposes to file a Registration Statement at any time and from time to time, it will, prior to such filing, give written notice to all Stockholders of its intention to do so and, upon the written request of a Stockholder or Stockholders, given within 10 business days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its reasonable best efforts to cause all Registrable Shares which the Company has been requested by such Stockholder or Stockholders to register, to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Stockholder or Stockholders; provided, however, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2 without obligation to any Stockholder.

          (b) In connection with any registration under this Section 2 involving an underwriting, the Company shall not be required to include any Registrable Shares in such registration unless the holders thereof accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it. If in the opinion of the managing underwriter it is desirable because of marketing factors or otherwise to limit the number of Registrable Shares to be included in the offering, then the Company shall be required to include in the registration only that number of Registrable Shares, if any, which the managing underwriter believes should be included therein; provided, however, that no persons or entities other than the Company, the Stockholders and other persons or entities holding registration rights shall be permitted to include securities in the offering. If the number of Registrable Shares to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Registrable Shares have requested to be included, then the holders of Registrable Shares who have requested registration and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

     3. Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its reasonable best efforts to effect the registration of any of the Registrable Shares under the Securities Act, the Company shall:


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          (a) file with the Commission a Registration Statement with respect to such Registrable Shares and use its reasonable best efforts to cause that Registration Statement to become effective;

          (b) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective, in the case of a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it and, in the case of any other offering, until the earlier of the sale of all Registrable Shares covered thereby or 180 days after the effective date thereof;

          (c) as expeditiously as possible furnish to each selling Stockholder such reasonable numbers of copies of the prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by the selling Stockholder; and

          (d) as expeditiously as possible use its reasonable best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the selling Stockholder shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the selling Stockholder to consummate the public sale or other disposition in such states of the Registrable Shares owned by the selling Stockholder; provided, however, that the Company shall not be required in connection with this paragraph (d) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction.

     If the Company has delivered preliminary or final prospectuses to the selling Stockholders and after having done so the prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the selling Stockholders and, if requested, the selling Stockholder shall immediately cease making offers of Registrable Shares and return all prospectuses to the Company. The Company shall promptly provide each selling Stockholder with revised prospectuses and, following receipt of the revised prospectuses, the selling Stockholder shall be free to resume making offers of the Registrable Shares.

     If, after a registration statement becomes effective, the Company becomes engaged in any activity which, in the good faith determination of the Company's Board of Directors, involves information that would have to be disclosed in the Registration Statement but which the Company desires to keep confidential for valid business reasons, then the Company may at its option, by notice to such Stockholders, require that the Stockholders who have included Shares in such Registration Statement cease sales of such Shares under such Registration Statement for a period not in excess of three months from the date of such notice, such right to be exercised by the Company not more than once in any 12-month period. If, in connection therewith, the Company considers it appropriate for such Registration Statement to be amended, the Company shall so amend such Registration Statement as promptly as practicable and such Stockholders shall suspend any further sales of their Shares until the Company advises them that such Registration Statement has been amended. The time periods referred to herein during which


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such Registration Statement must be kept effective shall be extended for an additional number of days equal to the number of days during which the right to sell shares was suspended pursuant to this paragraph.

     4. Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement. For purposes of this Section 4, the term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Article III, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company to represent the selling Stockholder(s), state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of selling Stockholders' own counsel.

     5. Indemnification and Contribution.

          (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless the seller of such Registrable Shares, each underwriter of such Registrable Shares, and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such seller, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such seller, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to a seller, underwriter or controlling person to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such seller, underwriter or controlling person specifically for use in the preparation thereof.

          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims,


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damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if the statement or omission was made in reliance upon and in conformity with information relating to such seller furnished in writing to the Company by or on behalf of such seller specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of each such Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Stockholder of Registrable Shares sold in connection with such registration.

          (c) Each party entitled to indemnification under this Article III,
Section 5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Article III, Section 5, unless and except to the extent that the Indemnifying Party is prejudiced by the failure of the Indemnified Party to provide timely notice. The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party.

          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Article III, Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Article III, Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any such selling Stockholder or any such controlling person in circumstances for which indemnification is provided under this Article III, Section 5; then, in each such case, the Company and such Stockholder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportions so


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

that such holder is responsible for the portion represented by the percentage that the public offering price of its Registrable Shares offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement, and the Company is responsible for the remaining portion; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the net proceeds to it of all Registrable Shares sold by it pursuant to such Registration Statement, and
(B) no person or entity guilty of fraudulent misrepresentation, within the meaning of Section 11(f) of the Securities Act, shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation.

     6. Indemnification with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering, the Company agrees to enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by such issuer, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering.

     7. Information by Holder. Each Stockholder including Registrable Shares in any registration shall furnish to the Company such information regarding such Stockholder and the distribution proposed by such Stockholder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     8. "Stand-Off" Agreement. Each Stockholder, if requested by the Company and the managing underwriter of an offering by the Company of Common Stock or other securities of the Company pursuant to a Registration Statement, shall not sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of any Registrable Shares or other securities of the Company held by such Stockholder for a specified period of time (not to exceed 180 days) following the effective date of such Registration Statement; provided, that:

          (a) such agreement shall only apply to the first Registration Statement covering Common Stock to be sold by or on behalf of the Company to the public in an underwritten offering; and

          (b) all officers and directors of the Company and all stockholders holding more than 1%, by voting power, of the outstanding capital stock of the Company enter into similar agreements.

     9. Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of Preferred Investors holding a majority of the Registrable Shares held by all Preferred Investors, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder
(a) to include securities of the Company in any Registration Statement upon terms which are more favorable to such holder or prospective holder than the terms on which holders of Registrable Shares may include shares in such registration, or (b) to make a demand registration which could result in such registration statement being declared effective prior to


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

December 31, 2004.

     10. Rule 144 Requirements. After the earliest of (a) the closing of the sale of securities of the Company pursuant to a Registration Statement, (b) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (c) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

          (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

          (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) furnish to any holder of Registrable Shares upon request (A) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

ARTICLE IV. RIGHT OF FIRST REFUSAL

     1. Right of First Refusal.

          (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, (i) any shares of its Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company, or (iv) any debt securities convertible into capital stock of the Company (collectively, the "Offered Securities"), unless in each such case the Company shall have first complied with Article IV of this Agreement. The Company shall deliver to each Preferred Investor a written notice of any proposed or intended issuance, sale or exchange of Offered Securities (the "Offer"), which Offer shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities, if known, to which or with which the Offered Securities are to be offered, issued, sold or exchanged, and (iv) offer to issue and sell to or exchange with such Preferred Investor such portion of 50% of the Offered Securities as is equal to a fraction, the numerator of which is the aggregate number of shares of Common Stock issued or issuable upon conversion of the Shares then held by such Preferred Investor and the denominator of which is the total number of shares of Common Stock issued or issuable upon conversion of all Shares then held by all Preferred Investors (the "Pro Rata Share"), plus an additional portion of 50% of the Offered Securities attributable to the Pro Rata Shares of other Preferred Investors as such Preferred Investor shall indicate it will purchase or acquire should the


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other Preferred Investors subscribe for less than their full Pro Rata Shares
(the "Undersubscription Amount"). Each Preferred Investor shall have the right, for a period of 20 days following delivery of the Offer, to purchase or acquire, at the price and upon the other terms specified in the Offer, the number or amount of Offered Securities described above. The Offer by its terms shall remain open and irrevocable for such 20-day period.

          (b) To accept an Offer, in whole or in part, a Preferred Investor must deliver a written notice to the Company prior to the end of the 20-day period of the Offer, setting forth the portion of such Preferred Investor's Pro Rata Share that such Preferred Investor elects to purchase and if such Preferred Investor shall elect to purchase all of its Pro Rata Share, the Undersubscription Amount, if any, that such Preferred Investor elects to purchase (a "Notice of Acceptance"). If the Pro Rata Shares subscribed by all Preferred Investors are less than the total of all of the Pro Rata Shares available for purchase, each Preferred Investor who had set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Pro Rata Share subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amount subscribed for exceed the difference between the total of all the Pro Rata Shares available for purchase and the Pro Rata Shares subscribed for ("Available Undersubscription Amount"), each Preferred Investor who has subscribed for an Undersubscription Amount shall be entitled to purchase only that portion of the of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Preferred Investor bears to the total Undersubscription Amounts subscribed for by all Preferred Investors, subject to rounding by the Board of Directors to the extent it deems necessary.

          (c) The Company shall have 90 days from the expiration of the 20-day period set forth in Section 1(a) to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Preferred Investors (the "Available Securities"), but only upon terms and conditions which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable to the Company than those set forth in the Offer.

          (d) Upon the closing of the issuance, sale or exchange of all or less than all the Available Securities, the Preferred Investors shall acquire from the Company, and the Company shall issue to the Preferred Investors, the number or amount of Offered Securities specified in the Notices of Acceptance, upon the terms and conditions specified in the Offer. The purchase by the Preferred Investors of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Preferred Investors of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Preferred Investors and the Company.

          (e) Any Offered Securities not acquired by the Preferred Investors or other persons in accordance with Section 1(c) may not be issued, sold or exchanged until they are again offered to the Preferred Investors under the procedures specified in this Article.

     2. Excluded Issuances. The rights of the Preferred Investors under this
Article IV shall not apply to:

          (a) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;

          (b) the issuance of any shares of Common Stock upon conversion of outstanding shares of convertible preferred stock;

          (c) the issuance of Common Stock issuable upon the exercise of warrants outstanding on the date hereof or upon the conversion of capital stock of the Company issuable upon the exercise of warrants outstanding on the date hereof;

          (d) shares of Series C Preferred Stock issued pursuant to the Purchase Agreement;

          (e) up to 17,225,000 shares of Common Stock, either issued in the form of restricted stock awards or options exercisable for Common Stock (subject to appropriate adjustment for stock split, stock dividends, combinations and other similar recapitalizations affecting such shares), plus such additional number of shares as may be approved by a majority of the non-employee directors of the Company, including the directors designated by the Preferred Stockholders, issued or issuable to officers, directors, consultants and employees of the Company or any subsidiary pursuant to any plan, agreement or arrangement approved by the Board of Directors of the Company;

          (f) securities issued solely in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its subsidiaries of all or substantially all of the stock or assets of any other entity;

          (g) shares of Common Stock sold by the Company in an underwritten public offering pursuant to an effective registration statement under the Securities Act; and

          (h) securities issued to equipment lessors or commercial lenders, as approved by a majority of the non-employee directors of the Company.

ARTICLE V. GENERAL

     1. Termination. Article II and Article IV of this Agreement shall terminate in their entirety upon the earlier of (a) an Acquisition (as defined below), or
(b) the closing of an Initial Public Offering, or (c) the redemption of all Shares. An "Acquisition" shall mean any (i) merger or consolidation which results in the voting securities of the Company outstanding immediately prior thereto representing immediately thereafter (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than a majority of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such merger or consolidation, (ii) sale of all or substantially all the assets of the Company or (iii) sale of shares of capital stock of the Company, in a single transaction or series of related transactions, representing at least 80% of the voting power of the voting securities of the Company.

     2. Transfer of Rights. This Agreement, and the rights and obligations of a Preferred Investor or Other Investor hereunder, may be assigned by such Preferred Investor or Other

Investor to any person or entity (a) which is an affiliate of such Preferred Investor or Other Investor, (b) which is a parent, spouse, child, uncle, aunt, brother or sister of such Preferred Investor or Other Investor or a trust for their benefit, or (c) to which at least 75,000 Shares, or Registrable Shares issuable upon conversion of 75,000 Shares (or all of the Shares originally purchased hereunder by such Preferred Investor or Other Investor, if less than 75,000 Shares), are transferred by such Preferred Investor or Other Investor, and such transferee shall be deemed a "Preferred Investor" or "Other Investor", as applicable, for purposes of this Agreement; provided that the transferee provides written notice of such assignment to the Company and agrees to be bound by the terms and conditions set forth herein.

     3. Severability. The provisions of this Agreement are severable, so that the invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other term or provision of this Agreement, which shall remain in full force and effect.

     4. Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, the Preferred Investors and the Founders shall be entitled to specific performance of the agreements and obligations of the other parties hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

     5. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware (without reference to the conflicts of law provisions thereof).

     6. Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be delivered by hand, sent via a reputable nationwide overnight courier service or mailed by first class certified or registered mail, return receipt requested, postage prepaid:

     If to the Company, at Airvana, Inc., 25 Industrial Avenue, Chelmsford, MA 01824, Attn: President, or at such other address or addresses as may have been furnished in writing by the Company to the Preferred Investors, Other Investors and Warrant Holders, with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02109, Attn: Mark G. Borden, Esq.;

     If to a Preferred Investor or Other Investor, at its, his or her address as set forth on Schedules A and B hereto, or at such other address or addresses as may have been furnished in writing by such Preferred Investor or Other Investor to the Company;

     If to a Founder, at his address as set forth on the signature page hereto, or at such other address or addresses as may have been furnished by such Founder to the Company, the Preferred Investors and the Other Investors; and

     If to a Warrant Holder, at its, his or her address as set forth on Schedule C hereto, or at such other address or addresses as may have been furnished in writing by such Warrant Holder to the Company.

     Notices provided in accordance with this Section 6 shall be deemed delivered upon personal delivery, one business day after being sent via a reputable nationwide overnight courier service, or three business days after deposit in the mail.

     7. Complete Agreement; Amendments.

          (a) This Agreement constitutes the full and complete agreement of the parties hereto with respect to the subject matter hereof and amends and restates in its entirety the Prior Investor Agreement.

          (b) This Agreement may be amended, or any provision that may be waived, by a written instrument signed by the Company and Preferred Investors holding at least a majority of the shares of Common Stock issued or issuable upon conversion of the Registrable Shares held by Preferred Investors, provided that (i) no consent shall be required for an amendment pursuant to Section 11 below and (ii) no amendment or waiver shall adversely affect the rights of a Founder to be designated as a director under Article II or adversely affect in a manner different than the Preferred Investors such Founder's rights under
Section 2 of Article III, without the consent of such Founder. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     8. Pronouns. Whenever the content may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

     9. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall constitute one Agreement binding on all the parties hereto.

     10. Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Agreement.

     11. Addition of Purchasers. Each purchaser of shares of Series C Preferred Stock of the Company under Section 2.2 of the Purchase Agreement shall become a party to and an "Other Investor" under this Agreement upon the closing of its purchase of shares of Series C Preferred Stock thereunder and its execution of a counterpart signature page to this Agreement.

     12. Waiver. The Preferred Investors hereby waive any rights they may have under Article IV of the Prior Investor Agreement or this Agreement with respect to the issuance of shares of Series C Preferred Stock under the Purchase Agreement.

     IN WITNESS WHEREOF, this Agreement has been executed as of the date first above written.

                                        COMPANY:

                                        AIRVANA, INC.


                                        By: /s/ Randall Battat
                                            ------------------------------------
                                            Randall Battat
                                            President


                                        PREFERRED INVESTORS:

                                        MATRIX PARTNERS VII, L.P.

                                        By: Matrix VII Management Co., LLC,
                                            its General Partner


                                        By: /s/ David E. Schantz
                                            ------------------------------------
                                            David E. Schantz
                                            Managing Member

                                        Address: Bay Colony Corporate Center
                                                 1000 Winter Street, Suite 4500
                                                 Waltham, MA 02451


                                        MATRIX PARTNERS VI, L.P.

                                        By: Matrix VI Management Co., LLC,
                                            its General Partner


                                        By: /s/ David E. Schantz
                                            ------------------------------------
                                            David E. Schantz
                                            Managing Member

                                        Address: Bay Colony Corporate Center
                                                 1000 Winter Street, Suite 4500
                                                 Waltham, MA 02451

                  [Signature Page to Investor Rights Agreement]

                                        MATRIX VI PARALLEL PARTNERSHIP-A, L.P.

                                        By: Matrix VI Management Co., LLC,
                                            its General Partner


                                        By: /s/ David E. Schantz
                                            ------------------------------------
                                            David E. Schantz
                                            Managing Member

                                        Address: Bay Colony Corporate Center
                                                 1000 Winter Street, Suite 4500
                                                 Waltham, MA 02451


                                        MATRIX VI PARALLEL PARTNERSHIP-B, L.P.

                                        By: Matrix VI Management Co., LLC,
                                            its General Partner


                                        By: /s/ David E. Schantz
                                            ------------------------------------
                                            David E. Schantz
                                            Managing Member

                                        Address: Bay Colony Corporate Center
                                                 1000 Winter Street, Suite 4500
                                                 Waltham, MA 02451


                                        MATRIX CAPITAL MANAGEMENT FUND, LP

                                        By: Matrix Capital Management Co, LLC
                                            Portfolio Manager


                                        By: /s/ David E. Goel
                                            ------------------------------------
                                            David E. Goel, Managing Member

                                        Address: Bay Colony Corporate Center
                                                 1000 Winter Street, Suite 4500
                                                 Waltham, MA 02451

                  [Signature Page to Investor Rights Agreement]

                                        MATRIX CAPITAL MANAGEMENT FUND II, LP

                                        By: Matrix Capital Management Co, LLC
                                            Portfolio Manager


                                        By: /s/ David E. Goel
                                            ------------------------------------
                                            David E. Goel, Managing Member

                                        Address: Bay Colony Corporate Center
                                                 1000 Winter Street, Suite 4500
                                                 Waltham, MA 02451


                                        MATRIX CAPITAL MANAGEMENT FUND
                                        (OFFSHORE) LTD

                                        By: Matrix Capital Management Co, LLC
                                            Portfolio Manager


                                        By: /s/ David E. Goel
                                            ------------------------------------
                                            David E. Goel, Managing Member

                                        Address: Bay Colony Corporate Center
                                                 1000 Winter Street, Suite 4500
                                                 Waltham, MA 02451


                                        QUALCOMM INCORPORATED


                                        By: /s/ Anthony S. Thornley
                                            ------------------------------------
                                        Name: Anthony S. Thornley
                                        Title: COO & CFO

                                        Address: 5775 Morehouse Drive
                                                 San Diego, CA 92121

                  [Signature Page to Investor Rights Agreement]

                                        WESTON & CO. VI LLC, as Nominee

                                        By: Matrix Management Corporation
                                            Sole Member


                                        By: /s/ David E. Schantz
                                            ------------------------------------
                                            David E. Schantz, Vice President

                                        Address: Bay Colony Corporate Center
                                                 1000 Winter Street, Suite 4500
                                                 Waltham, MA 02451


                                        /s/ Gururaj Deshpande
                                        ----------------------------------------
                                        Gururaj Deshpande

                                        Address: c/o Sycamore Networks, Inc.
                                                 150 Apollo Drive
                                                 Chelmsford, MA 01824


                                        COMMVEST PARTNERS II


                                        By: /s/ Dennis Cameron
                                            ------------------------------------
                                        Name: Dennis Cameron
                                        Title: Attorney in Fact

                                        Address: 20 William Street
                                                 Wellesley, MA 02481


                                        WILLIAM STREET ASSOCIATES IX, LLC


                                        By: /s/ Douglas Brian
                                            ------------------------------------
                                        Name: Douglas Brian
                                        Title: Executive Vice President

                                        Address: 20 William Street
                                                 Wellesley, MA 02481

                  [Signature Page to Investor Rights Agreement]

                                        OTHER INVESTORS:

                                        SNOWS HILL LLC


                                        By: /s/ Steven Haley
                                            ------------------------------------
                                        Name: Steven Haley
                                        Title:
                                               ---------------------------------

                                        Address: c/o Steven Haley
                                                 P.O. Box 395
                                                 20 Snows Hill Lane
                                                 Dover, MA 02030-2657


                                        GOLDMAN-VALERIOTE FAMILY TRUST


                                        By: /s/ Kenneth A. Goldman
                                            ------------------------------------
                                        Name: Kenneth A. Goldman
                                        Title:
                                               ---------------------------------

                                        Address: c/o Ken Goldman
                                                 441 Walsh Road
                                                 Atherton, CA 94027


                                        RAJAT K. GUPTA FAMILY IRREVOCABLE TRUST


                                        /s/ Arvind Mattoo
                                        ----------------------------------------
                                        Arvind Mattoo
                                        Trustee

                                        Address: McKinsey & Co.
                                                 3 Landmark Square
                                                 Suite 100
                                                 Stamford, CT 06901

                  [Signature Page to Investor Rights Agreement]

                                        /s/ Jit Saxena
                                        ----------------------------------------
                                        Jit Saxena

                                        Address: 47 Flanagan Drive
                                                 Framingham, MA 01701


                                        FOUNDERS:


                                        /s/ Sanjeev Verma
                                        ----------------------------------------
                                        Sanjeev Verma


                                        /s/ Vedat Eyuboglu
                                        ----------------------------------------
                                        Vedat Eyuboglu

                  [Signature Page to Investor Rights Agreement]

                                   SCHEDULE A

                               PREFERRED INVESTORS

                                                 Shares of   Shares of   Shares of    Shares of
         Name and Address of Investor            Series A    Series B1   Series B2    Series C
         ----------------------------           ----------   ---------   ---------   ----------
CommVest Partners II                                                                    310,174
20 William Street
Wellesley, MA 02481

Gururaj Deshpande                                2,300,000   1,273,647                1,954,094
c/o Sycamore Networks, Inc.
150 Apollo Drive
Chelmsford, MA 01824

GJD Capital LLC                                                 81,296
c/o Gururaj Deshpande
Sycamore Networks, Inc.
150 Apollo Drive
Chelmsford, MA 01824

Matrix Partners VI, L.P.                         2,975,000     964,344                4,613,833
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

   with a copy to:
   Anthony J. Medaglia, Jr.
   Hutchins Wheeler & Dittmar
   101 Federal Street,
   Boston, MA 02110

Matrix VI Parallel Partnership-A, L.P.             992,500     321,718                1,539,237
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

   with a copy to:
   Anthony J. Medaglia, Jr.
   Hutchins Wheeler & Dittmar
   101 Federal Street,
   Boston, MA 02110

                                                 Shares of   Shares of   Shares of    Shares of
         Name and Address of Investor            Series A    Series B1   Series B2    Series C
         ----------------------------           ----------   ---------   ---------   ----------
Matrix VI Parallel Partnership-B, L.P.             332,500     107,780                  515,664
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

   with a copy to:
   Anthony J. Medaglia, Jr.
   Hutchins Wheeler & Dittmar
   101 Federal Street,
   Boston, MA 02110

Matrix Partners VII, L.P.                                                             7,754,342
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

   with a copy to:
   Anthony J. Medaglia, Jr.
   Hutchins Wheeler & Dittmar
   101 Federal Street,
   Boston, MA 02110

Matrix Capital Management Fund, L.P.                           742,626                2,791,381
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

Matrix Capital Management Fund II, L.P.                         17,747                   65,251
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

                                                 Shares of   Shares of   Shares of    Shares of
         Name and Address of Investor            Series A    Series B1   Series B2    Series C
         ----------------------------           ----------   ---------   ---------   ----------
Matrix Capital Management Fund                                  50,000                  245,105
(Offshore) LTD
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

QUALCOMM Incorporated                                                     900,414     3,101,737
5775 Morehouse Drive
San Diego, CA 92121

Daniel Smith                                       250,000      64,830
c/o Sycamore Networks, Inc.
10 Elizabeth Drive
Chelmsford, MA 01824

Weston & Co. VI LLC                                700,000     226,904                1,085,608
Bay Colony Corporate Center
1000 Winter Street
Suite 4500
Waltham, MA 02451

   with a copy to:
   Anthony J. Medaglia, Jr.
   Hutchins Wheeler & Dittmar
   101 Federal Street,
   Boston, MA 02110

William Street Associates IX, LLC                                                       403,226
20 William Street
Wellesley, MA 02481

Jackson W. Wright, as Special Trustee of the     2,300,000
Deshpande Irrevocable Trust u/a dated 3/25/98
c/o Palmer & Dodge LLP
111 Huntington Avenue at Prudential Center
Boston, MA 02199-7613

                                                 Shares of   Shares of   Shares of    Shares of
         Name and Address of Investor            Series A    Series B1   Series B2    Series C
         ----------------------------           ----------   ---------   ---------   ----------
Ryker Young                                        150,000      38,898
c/o Sycamore Networks, Inc.
10 Elizabeth Drive
Chelmsford, MA 01824
                                                ----------   ---------    -------    ----------
TOTALS                                          10,000,000   3,889,790    900,414    24,379.652
                                                ==========   =========    =======    ==========

                                   SCHEDULE B

                                 OTHER INVESTORS

                                                Shares of   Shares of   Shares of   Shares of
      Name and Address of Investor               Series A   Series B1   Series B2    Series C
      ----------------------------              ---------   ---------   ---------   ---------
Hassan Ahmed                                      45,000
c/o Sonus Networks
5 Carlisle Road
Westford, MA 01868

Gulsen Bari                                       14,000
Prussweg 48, DE
Aachen, 52047
Germany

Harry Battat and Patricia Battat,                             17,827
Trustees of the Harry Battat and
Patricia Battat Revocable
Living Trust u/a dated 12/19/1996
55 San Rafael Way
San Francisco, CA 94305

Randall Battat                                    10,000       4,864
c/o Airvana, Inc.
25 Industrial Avenue
Chelmsford, MA 01824

Mark G. Borden                                    22,500
c/o Hale and Dorr LLP
60 State Street
Boston, MA 02109

Fadia Bouabid                                      4,000
328 Rue Saint Jacques
75005 Paris
France

Frank Chen                                       437,500
c/o Airvana, Inc.
25 Industrial Avenue
Chelmsford, MA 01824

                                                Shares of   Shares of   Shares of   Shares of
      Name and Address of Investor               Series A   Series B1   Series B2    Series C
      ----------------------------              ---------   ---------   ---------   ---------
Shih-Huei Chen                                                 3,242
21 399th Lane
Apt. #4, 10th floor
North Lin-Sen St.
Taipei
TAIWAN

Jae Won Chey                                                  16,207
c/o SK Telecom
99 Seorin-dong,
Jongro-gu,
Seoul, 110-110
KOREA

I-Ching Chiu                                                   4,862
9707 West Airport Blvd.
Houston, TX 77031

Dr. Joon Chung                                                 3,242
350-4 Pyungchang-dong
Ma-301,
Chongro-gu
Seoul, 110-012
KOREA

Steven G. Finn                                    20,000
2 Barry Drive
Framingham, MA 01792

G. David Forney                                   15,000
1010 Memorial Drive
Apt. 3G
Cambridge, MA 02138

Philip H. and Marcia A. Friedly,                               1,620
JTWROS
825 Evergreen Street
Menlo Park, CA 94025

                                                Shares of   Shares of   Shares of   Shares of
      Name and Address of Investor               Series A   Series B1   Series B2    Series C
      ----------------------------              ---------   ---------   ---------   ---------
David Gamache                                                  9,725
10 Granite Street
Hopkinton, MA 01748

Mahesh Ganmuki                                                 5,673
161 Kimball Road
Carlisle, MA 01741

Goldman-Valeriote Family Trust                                                        31,017
c/o Ken Goldman
441 Walsh Road
Atherton, CA 94027

Rubin Gruber                                      45,000
709 Sudbury Road
Concord, MA 01742

Rajat K. Gupta Family Irrevocable
Trust                                                                                 62,035
c/o Rajat Gupta
McKinsey & Co.
3 Landmark Square
Suite 100
Stamford, CT 06901

H&D Investments 2000                              22,500
c/o Paul Brountas
Hale and Dorr LLP
60 State Street
Boston, MA 02109

H&S Associates, LLC                              100,000
c/o Ron Olsen
Chief Financial Officer,
Corona Capital Partners
2101 E. Coast Highway, Ste. 220
Corona del Mar, CA 92625

Michael G. Hluchyj                                25,000
27 Jackson Road
Wellesley, MA 02482

                                                Shares of   Shares of   Shares of   Shares of
      Name and Address of Investor               Series A   Series B1   Series B2    Series C
      ----------------------------              ---------   ---------   ---------   ---------
Robert Kaplan                                      7,000
320 East 72nd Street
New York, NY 10021

Amina Khellaf                                      4,000
115 Rue Cambrone
75015 Paris,
France

Leila Khellaf                                      4,000
30 Rue Lafontaine
75016 Paris,
France

Malek Khellaf                                      4,000
32 Boulevard de Vaugirard
75015 Paris,
France

Dennis A. Kirshy                                  45,000
26 Cart Path Road
Weston, MA 02493

Jung Woo Lee                                                     810
60E Escondido Village
Stanford, CA 94305

Sang Hyun Lee                                                    810
BB01 Woolim Villa
146 UN Village
Hannam-dong,
Yongsan-ku
Seoul, 140-211
KOREA

Dr. Seung Hee Lee                                              3,242
210-1502 Olympic Family Apt.,
MoonJung-dong,
SongPa-gu
Seoul
KOREA

                                                Shares of   Shares of   Shares of   Shares of
      Name and Address of Investor               Series A   Series B1   Series B2    Series C
      ----------------------------              ---------   ---------   ---------   ---------
Connie G. McArthur                                 3,000
106 South University Blvd #10
Denver, CO 80209

Anthony J. Medaglia, Jr.                          25,000
c/o Hutchins, Wheeler & Dittmar
101 Federal Street
Boston, MA 02110

C. Kenneth Miller                                 20,000
75 White Avenue
Concord, MA 01742

Sarv Krishan Nagrath                              20,000
9739 Middleton Ridge Rd.
Vienna, VA 22182

Dennis Ng                                         30,000
c/o Airvana Inc.
25 Industrial Avenue
Chelmsford, MA 01824

James O'Bray                                                  16,207
14 Arrowhead Road
Sudbury, MA 01776

Alok Prasad                                       15,000
232 Beacon Street
Unit 4
Boston, MA 02116

Jit Saxena                                                                            62,035
47 Flanagan Drive
Framingham, MA 01701

Snows Hill LLC                                                                       310,174
c/o Steven Haley
P.O. Box 395
20 Snows Hill Lane
Dover, MA 02030-2657

                                                Shares of   Shares of   Shares of   Shares of
      Name and Address of Investor               Series A   Series B1   Series B2    Series C
      ----------------------------              ---------   ---------   ---------   ---------
The Viterbi Group                                             16,207                  62,035
Attn:  Dr. Andrew Viterbi
4370 La Jolla Village Drive,
Suite 675
San Diego, CA 92112
                                                 -------     -------      ---        -------
TOTALS                                           937,500     104,538        0        527,296
                                                 =======     =======      ===        =======

                                   SCHEDULE C

                                 WARRANT HOLDERS

Silicon Valley Bank
3003 Tasman Drive,
Santa Clara, California 95054

CommVest LLC
20 William Street
Wellesley, MA 02481

GATX Ventures, Inc.
3687 Mt. Diablo Blvd.,
Suite 200
Lafayette, CA 94549

                             AMENDMENT NO. 1 TO THE
              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

     This Amendment No. 1 to the Second Amended and Restated Investor Rights Agreement dated as of this 31st day of July, 2002 (the "Amendment"), is entered into among Airvana, Inc., a Delaware corporation (the "Company") and the Preferred Investors, the Other Investors, the Founders and the Warrant Holders (each as hereinafter defined).

     WHEREAS, the Company and the persons and entities listed on the signature page thereto under the heading "Preferred Investors" (the "Preferred Investors"), the persons and entities listed on the signature page thereto under the heading "Other Investors" (the "Other Investors"), Sanjeev Verma and Vedat Eyuboglu (collectively, the "Founders") and Silicon Valley Bank, CommVest LLC and GATX Ventures, Inc. (collectively, the "Warrant Holders" are parties to the Second Amended and Restated Investor Rights Agreement dated as of February 8, 2002 (the "Investor Rights Agreement"); and

     WHEREAS, the Company, the Preferred Investors, the Other Investors, the Founders and the Warrant Holders believe it to be in their mutual best interests to amend the Investor Rights Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties hereto agree as follows:

     1. Amendments to Article I.

          (a) Article I of the Investor Rights Agreement is hereby amended by deleting the definition of "Registrable Shares" and replacing it with the following:

          ""Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the Shares, (ii) solely for the purposes of Sections 2 through 10 of Article III hereof, shares of Common Stock held by the Founders, (iii) solely for the purposes of Sections 2 through 10 of Article III hereof, shares of Common Stock issued or issuable upon conversion of any Warrant Shares held by the Warrant Holders or by Heller Financial Leasing, Inc., (iv) any shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, acquired by the Preferred Investors pursuant to Article IV of this Agreement or pursuant to the Second Amended and Restated Right of First Refusal and Co-Sale Agreement of even date herewith among the Company, the Preferred Investors and certain other parties thereto, and (v) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (a) upon any sale of such shares pursuant to a Registration Statement or Rule 144 under the Securities Act, (b) upon any sale of such shares in any manner to a person or entity which, by virtue of Section 2 of Article V of this Agreement, is not entitled to the rights provided by this Agreement, or (c) for purposes of Section 2 of Article III hereof, following the third anniversary of the Initial Public Offering. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.."

          (b) Article I of the Investor Rights Agreement is hereby amended by deleting the definition of "Warrant Shares" and replacing it with the following:

          "Warrant Shares" means Shares issued or issuable upon exercise of (i) warrants issued to the Warrant Holders in October 2001 (ii) warrants issued to Heller Financial, Inc. in [July] 2002.

     2. Ratification. In all other respects, the Investor Rights Agreement is hereby ratified and confirmed.

     3. Counterparts. This amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     4. Effective Date. This amendment shall become effective upon (a) approval by the Company and Preferred Investors holding at least a majority of the shares of Common Stock issued or issuable upon conversion of the Registrable Shares (as defined in the Investor Rights Agreement) held by Preferred Investors and (b) the execution of a counterpart signature page by Heller Financial, Inc. by which it agrees to become a party to the Investor Rights Agreement.

                            [Signature Pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to the Investor Rights Agreement as of the date first written above.

                                        COMPANY:

                                        AIRVANA, INC.


                                        By: /s/ Randall Battat
                                            ------------------------------------
                                            Randall Battat
                                            President


                                        PREFERRED INVESTORS:

                                        MATRIX PARTNERS VII, L.P.


                                        By: Matrix VII Management Co., LLC,
                                            its General Partner


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Managing Member


                                        MATRIX PARTNERS VI, L.P.

                                        By: Matrix VI Management Co., LLC,
                                            its General Partner


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Managing Member


                                        MATRIX VI PARALLEL PARTNERSHIP-A, L.P.

                                        By: Matrix VI Management Co., LLC,
                                            its General Partner


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Managing Member

      [Signature Page to Amendment No. 1 to the Investor Rights Agreement]

                                        MATRIX VI PARALLEL PARTNERSHIP-B, L.P.

                                        By: Matrix VI Management Co., LLC,
                                            its General Partner


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Managing Member


                                        WESTON & CO. VII LLC

                                        By: Matrix Management Corporation,
                                            Sole Member


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Vice President


                                        WESTON & CO. VI LLC

                                        By: Matrix Management Corporation,
                                            Sole Member


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Vice President


                                        QUALCOMM INCORPORATED


                                        By: /s/ William E. Keitel
                                            ------------------------------------
                                        Name: William E. Keitel
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                        MATRIX CAPITAL MANAGEMENT FUND, LP

                                        By: Matrix Capital Management Co., LLC,
                                            Portfolio Manager


                                        By: /s/ David E. Goel
                                            ------------------------------------
                                            David E. Goel
                                            Managing Member

      [Signature Page to Amendment No. 1 to the Investor Rights Agreement]

                                        MATRIX CAPITAL MANAGEMENT FUND II, LP

                                        By: Matrix Capital Management Co., LLC,
                                            Portfolio Manager


                                        By: /s/ David E. Goel
                                            ------------------------------------
                                            David E. Goel
                                            Managing Member


                                        MATRIX CAPITAL MANAGEMENT FUND
                                        (OFFSHORE) LTD

                                        By: Matrix Capital Management Co., LLC,
                                            Portfolio Manager


                                        By: /s/ David E. Goel
                                            ------------------------------------
                                            David E. Goel
                                            Managing Member


                                        /s/ Gururaj Deshpande
                                        ----------------------------------------
                                        Gururaj Deshpande


                                        GJD CAPITAL LLC


                                        By: /s/ Gururaj Deshpande
                                            ------------------------------------
                                        Name: Gururaj Deshpande
                                        Title:
                                               ---------------------------------

      [Signature Page to Amendment No. 1 to the Investor Rights Agreement]

                             AMENDMENT NO. 2 TO THE
              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

     This Amendment No. 2 to the Second Amended and Restated Investor Rights Agreement dated as of this 18th day of December, 2003 (the "Amendment"), is entered into among Airvana, Inc., a Delaware corporation (the "Company") and the Preferred Investors, the Other Investors, the Founders, the Warrant Holders and Heller (each as hereinafter defined).

     WHEREAS, the Company, the persons and entities listed on the signature page to the Investor Rights Agreement (as hereinafter defined) under the heading "Preferred Investors" (the "Preferred Investors"), one of which is Qualcomm, Incorporated ("Qualcomm"), the persons and entities listed on the signature page to the Investor Rights Agreement under the heading "Other Investors" (the "Other Investors"), Sanjeev Verma and Vedat Eyuboglu (collectively, the "Founders"), Silicon Valley Bank, CommVest LLC, GATX Ventures, Inc. (collectively, the "Warrant Holders") and Heller Financial, Inc. ("Heller") are parties to the Second Amended and Restated Investor Rights Agreement dated as of February 8, 2002, as amended (the "Investor Rights Agreement");

     WHEREAS, the Company and Qualcomm have entered into a Series D Preferred Stock Purchase Agreement of even date herewith (the "Series D Purchase Agreement"); and

     WHEREAS, the Company, the Preferred Investors, the Other Investors, the Founders, the Warrant Holders and Heller believe it to be in their mutual best interests to further amend the Investor Rights Agreement;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties hereto agree as follows:

     1. Amendments to Article I.

          (a) Article I of the Investor Rights Agreement is hereby amended by deleting the definition of "Shares" and replacing it with the following:

          ""Shares" means (i) the Series A Convertible Preferred Stock of the Company, par value $.01 per share, (ii) the Series B1 Convertible Preferred Stock of the Company, par value $.01 per share, (iii) the Series B2 Convertible Preferred Stock of the Company, par value $.01 per share, (iv) the Series C Convertible Preferred Stock of the Company, par value $.01 per share and (v) the Series D Convertible Preferred Stock of the Company, par value $.01 per share."

          (b) Article I of the Investor Rights Agreement is hereby amended by deleting the definition of "Warrant Shares" and replacing it with the following:

          ""Warrant Shares" means Shares issued or issuable upon exercise of (i) warrants issued to the Warrant Holders in October 2001, or (ii) warrants issued to Heller on August 1, 2002."

     2. Waiver. The Preferred Investors hereby waive any rights they may have under Article IV of the Investor Rights Agreement with respect to the issuance of shares of Series D Preferred Stock under the Series D Purchase Agreement and any issuance of shares of Common Stock upon conversion thereof.

     3. Ratification. In all other respects, the Investor Rights Agreement is hereby ratified and confirmed.

     4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     5. Effective Date. This Amendment shall become effective upon approval by the Company and Preferred Investors holding at least a majority of the Registrable Shares (as defined in the Investor Rights Agreement) held by Preferred Investors.

                            [Signature Pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to the Investor Rights Agreement as of the date first written above.

                                        COMPANY:

                                        AIRVANA, INC.


                                        By: /s/ Randall Battat
                                            ------------------------------------
                                            Randall Battat
                                            President


                                        PREFERRED INVESTORS:

                                        MATRIX PARTNERS VII, L.P.

                                        By: Matrix VII Management Co., LLC,
                                            its General Partner


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Managing Member


                                        MATRIX PARTNERS VI, L.P.

                                        By: Matrix VI Management Co., LLC,
                                            its General Partner


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Managing Member


                                        MATRIX VI PARALLEL PARTNERSHIP-A, L.P.

                                        By: Matrix VI Management Co., LLC,
                                            its General Partner


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Managing Member

      [Signature Page to Amendment No. 2 to the Investor Rights Agreement]

                                        MATRIX VI PARALLEL PARTNERSHIP-B, L.P.

                                        By: Matrix VI Management Co., LLC,
                                            its General Partner


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Managing Member


                                        WESTON & CO. VII LLC

                                        By: Matrix Management Corporation,
                                            Sole Member


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Vice President


                                        WESTON & CO. VI LLC

                                        By: Matrix Management Corporation,
                                            Sole Member


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Vice President


                                        QUALCOMM INCORPORATED


                                        By: /s/ William E. Keitel
                                            ------------------------------------
                                        Name: William E. Keitel
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                        MATRIX CAPITAL MANAGEMENT FUND, LP

                                        By: Matrix Capital Management Co., LLC,
                                            Portfolio Manager


                                        By: /s/ David E. Goel
                                            ------------------------------------
                                            David E. Goel
                                            Managing Member

      [Signature Page to Amendment No. 2 to the Investor Rights Agreement]

                                        MATRIX CAPITAL MANAGEMENT FUND II, LP

                                        By: Matrix Capital Management Co., LLC,
                                            Portfolio Manager


                                        By: /s/ David E. Goel
                                            ------------------------------------
                                            David E. Goel
                                            Managing Member


                                        MATRIX CAPITAL MANAGEMENT FUND
                                        (OFFSHORE) LTD

                                        By: Matrix Capital Management Co., LLC,
                                            Portfolio Manager


                                        By: /s/ David E. Goel
                                            ------------------------------------
                                            David E. Goel
                                            Managing Member


                                        /s/ Gururaj Deshpande
                                        ----------------------------------------
                                        Gururaj Deshpande


                                        GJD CAPITAL LLC


                                        By: /s/ Gururaj Deshpande
                                            ------------------------------------
                                        Name: Gururaj Deshpande
                                        Title:
                                               ---------------------------------

      [Signature Page to Amendment No. 2 to the Investor Rights Agreement]

                             AMENDMENT NO. 3 TO THE
              SECOND AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

     This Amendment No. 3 to the Second Amended and Restated Investor Rights Agreement dated as of this 27th day of January, 2006 (the "Amendment"), is entered into among Airvana, Inc., a Delaware corporation (the "Company") and the other parties to the Second Amended and Restated Investor Rights Agreement dated as of February 8, 2002, as amended (the "Investor Rights Agreement");

     WHEREAS, the Company has agreed to sell 298,953 shares of its Series D Convertible Preferred Stock, par value $0.01 per share (the "Shares"), to Jeffrey Glidden ("Glidden") on or about the date hereof;

     WHEREAS, the Company and the other parties thereto believe it to be in their mutual best interests to further amend the Investor Rights Agreement to allow Glidden to join as a "Preferred Investor" thereunder; and

     WHEREAS, by his execution and delivery of this Amendment, Glidden shall become a party to the Investor Rights Agreement as a "Preferred Investor".

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Amendment, the parties hereto agree as follows:

     1. Amendment to Schedule A. Schedule A of the Investor Rights Agreement is hereby amended to include Jeffrey Glidden thereon.

     2. Waiver. The Preferred Investors hereby waive any rights they may have under Article iv of the Investor Rights Agreement with respect to the issuance of the Shares and any issuance of shares of Common Stock upon conversion thereof.

     3. Ratification. In all other respects, the Investor Rights Agreement is hereby ratified and confirmed.

     4. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall be considered one and the same agreement.

     5. Effective Date. This Amendment shall become effective upon approval by the Company and Preferred Investors holding at least a majority of the Registrable Shares (as defined in the Investor Rights Agreement) held by Preferred Investors.

                            [Signature Pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 3 to the Investor Rights Agreement as of the date first written above.

                                        COMPANY:

                                        AIRVANA, INC.


                                        By: /s/ Randall Battat
                                            ------------------------------------
                                            Randall Battat
                                            President


                                        PREFERRED INVESTORS:

                                        MATRIX PARTNERS VII, L.P.

                                        By: Matrix VII Management Co., LLC,
                                            its General Partner


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Managing Member


                                        MATRIX PARTNERS VI, L.P.

                                        By: Matrix VI Management Co., LLC,
                                            its General Partner


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Managing Member


                                        MATRIX VI PARALLEL PARTNERSHIP-A, L.P.

                                        By: Matrix VI Management Co., LLC,
                                            its General Partner


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Managing Member

      [Signature Page to Amendment No. 3 to the Investor Rights Agreement]

                                        MATRIX VI PARALLEL PARTNERSHIP-B, L.P.

                                        By: Matrix VI Management Co., LLC,
                                            its General Partner


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Managing Member


                                        WESTON & CO. VII LLC

                                        By: Matrix Management Corporation,
                                            Sole Member


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Vice President


                                        WESTON & CO. VI LLC

                                        By: Matrix Management Corporation,
                                            Sole Member


                                        By: /s/ Paul J. Ferri
                                            ------------------------------------
                                            Paul J. Ferri
                                            Vice President


                                        MATRIX CAPITAL MANAGEMENT FUND, LP

                                        By: Matrix Capital Management Co., LLC,
                                            Portfolio Manager


                                        By: /s/ David E. Goel
                                            ------------------------------------
                                            David E. Goel
                                            Managing Member


                                        MATRIX CAPITAL MANAGEMENT FUND II, LP

                                        By: Matrix Capital Management Co., LLC,
                                            Portfolio Manager


                                        By: /s/ David E. Goel
                                            ------------------------------------
                                            David E. Goel
                                            Managing Member

      [Signature Page to Amendment No. 3 to the Investor Rights Agreement]

                                        MATRIX CAPITAL MANAGEMENT FUND
                                        (OFFSHORE) LTD

                                        By: Matrix Capital Management Co., LLC,
                                            Portfolio Manager


                                        By: /s/ David E. Goel
                                            ------------------------------------
                                            David E. Goel
                                            Managing Member


                                        /s/ Gururaj Deshpande
                                        ----------------------------------------
                                        Gururaj Deshpande


                                        GJD CAPITAL LLC


                                        By: /s/ Gururaj Deshpande
                                            ------------------------------------
                                        Name: Gururaj Deshpande
                                        Title: Member - Manager


                                        UNICORN TRUST


                                        By: /s/ Gururaj Deshpande
                                            ------------------------------------
                                        Name: Gururaj Deshpande
                                        Title: Trustee


                                        UNICORN TRUST II


                                        By: /s/ Gururaj Deshpande
                                            ------------------------------------
                                        Name: Gururaj Deshpande
                                        Title: Trustee


                                        /s/ Jeffrey Glidden
                                        ----------------------------------------
                                        Jeffrey Glidden

      [Signature Page to Amendment No. 3 to the Investor Rights Agreement]